                                                                   EX-99.906CERT

  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Jay K. Chitnis, President of YieldQuest Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 1/3/11                            /s/ Jay K. Chitnis
                                        -------------------------------------
                                        Jay K. Chitnis, President
                                        (principal executive officer)

I, John Bliss, Treasurer, Chief Financial Officer and Secretary of YieldQuest Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 1/3/11                            /s/ John Bliss
                                        -------------------------------------
                                        John Bliss, Treasurer,
                                        Chief Financial Officer and Secretary
                                        (principal financial officer)